SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  June 10, 2004
(date of earliest event reported)

Fieldstone Mortgage Investment Trust, Series 2004-3

Mortgage Backed Securities

STRUCTURED ASSET SECURITIES CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	333-106925	74-2440850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, New York
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 526-7000

Item 5.

Other Events.

Filing of Collateral Term Sheets

Pursuant to Rule 424(b) under the Securities Act of 1933, subsequent to the filing of this Current Report on Form 8-K (the “Form 8-K”), Structured Asset Securities Corporation (the “Company”) will file a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Fieldstone Mortgage Investment Trust, Series 2004-3, Mortgage Backed Securities.

In connection with the offering of the Fieldstone Mortgage Investment Trust, Series 2004-3, Mortgage Backed Securities, Lehman Brothers Inc. (“LB”), as one of the underwriters of the Certificates, has prepared certain materials (the “Collateral Term Sheet(s)”) for distribution to their potential investors.  Although the Company provided LB with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Collateral Term Sheet(s).

The Collateral Term Sheet(s) are attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

Collateral Term Sheet(s)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By: /s/ Matthew Lewis

      Name: Matthew Lewis

      Title:   Senior Vice President

Dated:  June 10, 2004

Exhibit Index

Exhibit

Page

99.1

Collateral Term Sheet(s)

   6